Exhibit 99.2

Beneficient Enters into New Liquidity Transaction with ff Venture Capital

- Related liquidity transactions with three funds managed by ff Venture Capital, a leading investor in emerging industries, including fintech

- With full participation from all limited partners, it is estimated Ben’s loan portfolio collateral will grow by up to $121.5 million

- Upon closing and assuming full participation, Beneficient will have completed, in aggregate, over $1.1 billion of NAV in liquidity transactions with general partners through fund restructurings and continuation vehicles

DALLAS—March 6, 2024 (GLOBE NEWSWIRE) — Beneficient (Nasdaq: BENF) (together with its affiliates, “Ben” or the “Company”), a technology-enabled platform focused on providing liquidity and related trust and custody services to holders of alternative assets, today announced that it has agreed to the financing of liquidity transactions for three separate funds managed by ff Venture Capital, a leading venture capital firm. Limited partners in each of the participating funds have the option to participate and, in exchange for their respective interests in the fund’s alternative assets, receive, in the aggregate, up to approximately $62 million in stated value of shares of the Company’s Resettable Convertible Preferred Stock (the “Preferred Stock”), which is convertible at the election of the holder into shares of the Company’s Class A common stock and potential earnout payments over a period of up to ten (10) years. The earnout payments represent the amount of cash available for distribution from the acquired alternative assets in excess of a designated return to the Company. Consummation of the transactions is subject to shareholder approval pursuant to applicable listing standards. In the event the Company’s Class A common stock is no longer listed on an approved exchange following the closing as specified in the purchase agreements, the holders of the Preferred Stock would have the right to cause the special purpose continuation vehicles that are the acquirers of the alternative assets to repurchase the shares of the Preferred Stock then outstanding with proceeds then available from the alternative assets. Should all limited partners elect to participate in the transactions, it is estimated that these transactions will represent an increase in the collateral for Ben’s loan portfolio by up to $121.5 million of interests in alternative assets, subject to the earnout. These transactions, subject to the satisfaction of certain closing conditions, including the shareholder approval discussed above, are expected to close in the third calendar quarter of 2024. Following closing, ff Venture Capital LLC will continue to manage the alternative assets acquired by the newly created special purpose continuation vehicles.

“Ben strives to provide flexible, customized liquidity and capital solutions for general partners managing alternative assets, facing challenges in raising capital, or solving for early exit demands from their limited partners,” said Brad Heppner, Chief Executive Officer and founder of Beneficient. “This transaction with ff Venture Capital and its limited partners illustrates not only how we can provide a new means of liquidity for valuable alternative assets, but also how Ben’s GP Solutions can enable general partners to retain a portion of the upside of the in the alternative assets and underlying investments for their limited partners. Additionally, as a publicly traded entity, financing can be provided directly from Ben’s own balance sheet, which can potentially result in more flexible and creative solutions for general partners and their limited partners.”

“We are pleased to be able to offer this new and creative liquidity solution to our limited partners,” said John Frankel, Founding Partner of ff Venture Capital.

About Beneficient

Beneficient (Nasdaq: BENF) – Ben, for short – is on a mission to democratize the global alternative asset investment market by providing traditionally underserved investors—mid-to-high net worth individuals and small-to-midsized institutions—with early liquidity exit solutions that could help them unlock the value in their alternative assets. Ben’s AltQuote™ tool provides customers with a range of potential liquidity exit options within minutes, while customers can log on to the AltAccess® portal to digitize their alternative assets in order to explore early exit opportunities, receive proposals for liquidity in a secure online environment, engage custodial services for the digital alternative assets and receive data analytics to better inform investment decision making. Its subsidiary, Beneficient Fiduciary Financial, L.L.C., received its charter under the State of Kansas’ Technology-Enabled Fiduciary Financial Institution (TEFFI) Act and is subject to regulatory oversight by the Office of the State Bank Commissioner.

This press release does not constitute an offer to sell, a solicitation to buy or an offer to purchase or sell any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. The Preferred Stock to be issued pursuant to the liquidity transactions with ff Venture Capital LLC has not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

About ff Venture Capital – ff Venture Capital LLC is an early-stage venture firm focused on global opportunities, with 90+ active portfolio companies across emerging technology sectors, including Applied AI, FinTech, Insurtech, Drones, and Robotics. Notable investments include: Addepar, Cornerstone OnDemand, Movable Ink, Omaze, Owlet (NYSE:OWLT), Plated (Albertsons), Rescale, Socure and Transactis (MasterCard). Movable Ink, Omaze, Rescale and Socure are among the assets covered by the transactions reported in this press release. Founded in 2008, ffVC has offices in New York and Warsaw.

Forward-Looking Statements

This communication includes forward-looking statements as defined under U.S. federal securities laws. Forward-looking statements include all statements that are not historical statements of fact, including related to the participation of the limited partners in the liquidity transactions described herein, the issuance of Preferred Stock in the liquidity transactions, the closing of the liquidity transactions, the receipt of stockholder approval related thereto, and statements regarding, but not limited to, our expectations, hopes, beliefs, intention, or strategies regarding the future. In addition, any statements that refer to projections, forecasts, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “will,” “would,” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to significant risks and uncertainties, many of which are outside of our control, and could cause future events or results to be materially different from those stated or implied in this release. It is not possible to predict or identify all such risks. These risks include, but are not limited to, our ability to consummate liquidity transactions on terms desirable for the Company, or at all, our receipt of stockholder approval contemplated by the liquidity transactions, that limited partners may choose not to participate in the transactions and the risk factors that are described under the section titled “Risk Factors” in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents we file with the SEC. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and we assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Important Information about the Liquidity Transactions and Where to Find It

In connection with the liquidity transactions, Ben intends to file a preliminary proxy statement and a definitive proxy statement with the SEC. This press release does not contain all the information that should be considered concerning the liquidity transaction, and it is not intended to provide the basis for any investment decision or any other decision regarding the liquidity transactions. Ben’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement, the amendments thereto, and the definitive proxy statement and documents incorporated by reference therein filed in connection with the liquidity transactions, as these materials will contain important information about the liquidity transactions and the parties thereto. When available, the definitive proxy statement will be mailed to the stockholders of Ben as of a record date to be established for voting on the stockholder approval. Stockholders will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s website at http://www.sec.gov.

Participants in the Solicitation

Ben, ff Venture Capital LLC, the related funds, and their respective directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies of Ben’s stockholders in connection with the liquidity transactions. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Ben’s stockholders in connection with the liquidity transactions, including their names and a description of their interests in the liquidity transactions, will be set forth in the proxy statement relating to such transactions when it is filed with the SEC.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the liquidity transactions. This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Contacts

Investors:

investors@beneficient.com

Media:

Longacre Square Partners

Greg Marose / Dan Zacchei

beneficient@longacresquare.com